Exhibit 99.1

BioLargo Year End 2020 Earnings Results Webcast and Conference Call Wednesday, March 31, 2021 - 5:00 PM Eastern Time

Westminster, CA – March 30, 2021 – BioLargo, Inc. (OTCQB:BLGO), a developer of sustainable clean- technologies and full-service environmental engineering company to host investor webcast and conference call on Wednesday March 31, 2021, at 2:00 pm PST / 5:00 pm EST, open to the public. BioLargo will issue full-year 2020 results after the market closes on Tuesday, March 30, 2021. A webcast and conference call will be held to review the company’s financial results, discuss recent events, and conduct a question-and-answer session.

The webcast, accompanying presentation materials, and teleconference replay will be made available on the Investor Relations section of BioLargo’s website at biolargo.com/investor-relations. To listen to a live broadcast, go to the site at least 15 minutes prior to the scheduled start time to register, download, and install any necessary audio video software.

To participate in the live webcast and teleconference:

Webcast Link:	https://www.webcaster4.com/Webcast/Page/2448/40636
Teleconference Domestic:	844-369-8770
Teleconference International:	862-298-0840

To watch or listen to a replay of the webcast or teleconference:

Webcast Replay Expiration:	Thursday, March 31, 2022
Webcast Link:	https://www.webcaster4.com/Webcast/Page/2448/40636
Teleconference Replay Expiration:	Wednesday, April 14, 2021
Teleconference Replay Domestic:	877-481-4010
Teleconference Replay International:	919-882-2331
Replay Passcode:	40636

About BioLargo, Inc.

BioLargo, Inc. (OTCQB:BLGO) invents, develops, and commercializes innovative platform technologies to solve challenging environmental problems like PFAS contamination, advanced water and wastewater treatment, industrial odor and VOC control, air quality control, and infection control. With over 13 years of extensive R&D, BioLargo holds a wide array of issued patents, maintains a robust pipeline of products, and provides full-service environmental engineering. Our peer-reviewed scientific approach allows us to invent or acquire novel technologies and develop them to maturity through our operating subsidiaries. With a keen emphasis on collaborations with academic, municipal, and commercial organizations and associations, BioLargo has proven itself with over 80 awarded grants and numerous pilot projects. We monetize through direct sales, recurring service contracts, licensing agreements, strategic joint venture formation and/or the sale of the IP. Several of our technologies are commercially available and are advancing as disrupters in their respective markets. See our website at www.BioLargo.com.

Contact Information

Dennis P. Calvert

President and CEO, BioLargo, Inc.

888-400-2863

Safe Harbor Act

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include without limitation those about BioLargo’s (the “Company”) expectations regarding the impact of the COVID-19 pandemic; anticipated revenue; and plans for future operations. These statements involve risks and uncertainties, and actual results may differ materially from any future results expressed or implied by the forward-looking statements. Risks and uncertainties include without limitation: the effect of the COVID-19 pandemic on the Company’s business, results of operations, financial condition, and stock price; the effect of regional economic conditions on the Company’s business, including effects on purchasing decisions by consumers and businesses; the ability of the Company to compete in markets that are highly competitive and subject to rapid technological change; the ability of the Company to manage frequent introductions and transitions of products and services, including delivering to the marketplace, and stimulating customer demand for, new products, services, and technological innovations on a timely basis; the dependency of the Company on the performance of distributors of the Company’s products. More information on these risks and other potential factors that could affect the Company’s business and financial results is included in the Company’s filings with the SEC, including in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s most recently filed periodic reports on Form 10-K and Form 10-Q and subsequent filings. The Company assumes no obligation to update any forward-looking statements or information, which speak as of their respective dates.